16th Annual MIDWEST IDEAS Conference August 26, 2025 Ascent Industr ies Co. | Nasdaq: ACNT

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable federal securities laws. All statements that are not historical facts are forward-looking statements. Forward looking statements can be identified through the use of words such as "estimate," "project," "intend," "expect," "believe," "should," "anticipate," "hope," "optimistic," "plan," "outlook," "should," "could," "may" and similar expressions. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions, including risks relating to the impact and spread of and the government’s response to pandemics; inability to weather an economic downturn; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs, including the impact of tariffs; raw material availability; financial stability of the Company’s customers; customer delays or difficulties in the production of products; loss of consumer or investor confidence; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; risks associated with acquisitions; environmental issues; negative or unexpected results from tax law changes; inability to comply with covenants and ratios required by the Company’s debt financing arrangements; and other risks detailed from time-to-time in Ascent Industries Co.'s Securities and Exchange Commission filings, including our Annual Report on Form 10-K, which filings are available from the SEC. Ascent Industries Co. assumes no obligation to update any forward-looking information included in this release. Non-GAAP Financial Information Financial statement information included in this earnings release includes non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with the accompanying tables which provide a reconciliation of non-GAAP measures to GAAP measures. Adjusted EBITDA is a non-GAAP financial measure that the Company believes is useful to investors in evaluating its results to determine the value of a company. An item is excluded in the measure if its periodic value is inconsistent and sufficiently material that not identifying the item would render period comparability less meaningful to the reader or if including the item provides a clearer representation of normalized periodic earnings. The Company excludes in Adjusted EBITDA two categories of items: 1) Base EBITDA components, including: interest expense, income taxes, depreciation and amortization, and 2) Material transaction costs including: goodwill impairment, asset impairment, gain on lease modification, stock-based compensation, non-cash lease cost, acquisition costs and other fees, shelf registration costs, loss on extinguishment of debt, retention costs and restructuring & severance costs from net income. Management believes that these non-GAAP measures are useful because they are key measures used by our management team to evaluate our operating performance, generate future operating plans and make strategic decisions as well as allow readers to compare the financial results between periods. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Forward Looking Statement Safe Harbor and Non-GAAP Information 2

2025 Stabilized, Transformed, & Executing

CEO & CFO Have a Proven Track Record of Making Good Specialty Chemical Companies Great

Kitchen, Kavalauskas, and many of their management team counterparts have previously worked together, a synergy that has had an undeniable impact on Ascent's operational and financial performance since assuming their roles in early 2024



Bryan Kitchen
President & Chief Executive Officer

- Bryan joined Ascent in September 2023 to lead the specialty chemicals segment; promoted to president & CEO in February 2024
- Prior to joining Ascent, Bryan led the stabilization, turnaround and successful sale of Clearon Corp to Solenis

Previous experience:

Corteva agriscience, Dow, Advancion, Xingfa Group, Clearon Corp



Ryan Kavalauskas
Chief Financial Officer

- Ryan joined Ascent as CFO in February 2024
- Prior to joining Ascent, Ryan was the CFO at Clearon and played an instrumental role in the stabilization, turnaround and successful sale of Clearon Corp to Solenis

Previous Experience:

Advancion, trueblue The People Company, Clearon Corp, Brightstar

Built to deliver durable shareholder value.
Led by those who've done it before, together.

Synergistic CEO & CFO installed early 2024

New Management Team established in 2024, reuniting a proven leadership dynamic and restoring a trusted bench

Transformational Results in 2024

$19.9M
YoY Increase / 125% Increase in Adjusted EBITDA

$20.5M
YoY Increase / 1,349% Increase in Gross Profit

$35.9M
YoY Decrease / 19% Reduction in COGS

$17M
Cash from Continuing Operations

Results representative of Continuing Operations as of 12/31/2024

After **75 years**, we are **going back to our roots** as a **Specialty Chemical Company**

1945 — Company Founded
Blackman Uhler Industries, Inc. was founded in 1945, marking the company's entry into the specialty chemical market.

1964 — Bristol Metals
Blackman Uhler Industries, Inc. acquired Bristol Metals, initiating the company's expansion into the stainless-steel industry and further diversifying its operations.

1967 — Synalloy Corporation
Blackman Uhler Industries Inc., changes name to Synalloy Corporation.

1980 — Initial Public Offering
Synalloy Corporation launched its initial public offering on the NASDAQ Stock Exchange, trading under the ticker symbol SYNL.

1996 — Manufacturers Chemicals
Synalloy Corporation acquires Manufacturers Chemicals, significantly expanding the company's footprint in the specialty chemicals sector and diversifying its product offering

2003 — Rite Industries
Synalloy Corporation combined its textile dyes business with Rite Industries to form a new subsidiary, Blackman Uhler Specialties.

2012 — Palmer of Texas Tanks
Synalloy Corporation acquired Palmer of Texas Tanks, a premier manufacturer of fiberglass and stainless storage tanks used primarily in the oil industry.

2013 — CRI Tolling
In line with its long-term commitment to the chemical industry, Synalloy Corporation acquired CRI Tolling, marking its first foray into specialty chemical custom manufacturing.

2014 — Specialty Pipe & Tube
Synalloy Corporation advanced its vertical integration and expanded its metals business by acquiring Specialty Pipe & Tube and the U.S. assets of Marcegaglia in 2014.

2016 — Marcegaglia USA
Further expanding its metal business, in 2016, Synalloy Corporation acquired the stainless-steel pipe and tube assets of Marcegaglia USA.

2018 — Marcegaglia USA
Synalloy Corporation made yet another acquisition acquiring the galvanized pipe and tube assets of Marcegaglia USA.

2019 — American Stainless Tubing, Inc.
Synalloy Corporation further diversified through the acquisition of American Stainless Tubing Inc., a leading manufacturer of ornamental stainless-steel tubing.

2021 — DanChem Technologies
Expanding on its presence in specialty chemicals custom manufacturing, Synalloy Corporation acquired DanChem Technologies in 2021 from Edgewater Capital Partners.

2022 — Ascent Industries Co.
Synalloy Corporation rebranded to Ascent Industries Co., trading on the NASDAQ Stock Exchange under the ticker symbol ACNT.

2023 — Divestiture of Specialty Pipe & Tube
Executing against its strategic plan, Ascent sold the business and related assets of Specialty Pipe & Tube to a Financial Sponsor.

2024 — Management Turnaround
Kitchen & Kavalauskas installed as CEO and CFO respectively; high-impact team was assembled to accelerate transformation and unlock shareholder value

2025 — Portfolio Optimization
Ascent sells substantially all operating assets associated with the Tubular segment

Munhall is the final EBITDA drag in the portfolio

Chemicals -as-a- Service

Re-shoring & Near-Shoring Trends | Stable, Recurrent Demand | Customized, Value-Added Solutions | Supply Chain Resilience

Expand and Elevate our Current Capabilities Maximizing our owned assets to serve high-value segments like Oil & Gas, CASE, HI&I, Water Treatment and Ag with precision & technical support Our Strategy & Operating Model Outcomes over everything. We’re building a platform that solves real problems across the value chain, not just by providing products or capacity, but by offering a full suite of services: formulation development, reaction capabilities, blending, packaging, logistics, regulatory support and reliable delivery. Executed through three core levers: 6 Build an Integrated Value Chain Through acquisitions of regional distributors, formulation labs and specialty or intermediate manufacturers where owning production improves cost, flexibility or service Win Across the Moments that Matter Moments where loyalty is earned, and retained: 1. Discovery & Development 2. Commercial & Contracting 3. Manufacturing & Fulfillment 4. Service & Lifecycle Support It’s not a tagline, it’s a strategic roadmap.

Integrated Capabilities and Agile Business Models for Superior Customer Outcomes

	SOLUTIONS								BUSINESS MODEL			
	Primary Development	Scale-Up	Reaction	Blending	Warehousing	Logistics	Regulatory	Formulation Customization	Products	Toll Manufacturing	Custom Manufacturing	Buy, Build & Operate
Ascent (CaaS Model)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Chemical Manufactures	✓	✓	✓				✓	✓	✓			
Toll Manufactures		✓	✓	✓						✓		
Custom Manufacturers		✓	✓	✓			✓	✓			✓	
Distributors				✓	✓	✓	✓		✓			

What We Do

Execute a customer-centric chemical supply chain model that fuses development, scale-up, manufacturing (small batch & continuous), compliance and distribution into a unified offering

How We Win

We connect with customers the way they want: when, where, and how they choose. We win across the **Moments that Matter** [Development, Contracting, Manufacturing & Fulfillment and Service]


Chemicals
-as-a- Service

1945 Founded

205 Employees

170+ Customers

3 Domestic Manufacturing Sites

5 Manufacturing Plants

95% Revenue Supported With Domestic Raw Materials

$80.8M 2024 Revenue

Household, Industrial, and Institutional (HI&I) Cleaning $25 BN TAM | 4-5% CAGR $15 BN TAM | 4-5% CAGR Oil & Gas Water Treatment CASE Textiles LubricantsPulp & Paper $40 BN TAM | 6-8.5-6% CAGR $10 BN TAM | 2.5-3.5% CAGR $20 BN TAM | 4.5-5.5% CAGR $4 BN TAM | 2-2.5% CAGR $6 BN TAM | 3.5-4.5% CAGR Performance MaterialsLife Sciences Agriculture Personal Care $15 BN TAM | 5-6% CAGR $33 BN TAM | 2% CAGR Guided by customer needs, we deliver tailored specialty-chemistry solutions at scale across an array of high-value segments 8

$1.14 $1.74 2024 Custom Manufacturing Proprietary Products While filling the plants with higher margin business that is more predictable and reliable Portfolio Defined, Refined & Rebranded *Excludes volume, revenue & margin from exclusive use manufacturing operations Sales Volume* Average Selling Price* Gross Margin* 9 15% 23% 2023 2024 Proprietary Products 53% Increase 52% Favorable 25% 31% 2024 Custom Manufacturing Proprietary Products 24% Favorable

Ample, underutilized capacity provides a capital-light, low-risk foundation for outsized growth Requiring minimal capital reinvestment to support growth $1.3 $1.6 $1.4 $1.6 2022 2023 2024 Danville, VA Fountain Inn, SC Cleveland, TN MM USD 2025E Within an asset base capable of supporting significant growth with minimal capital reinvestment

Inflection Point: Foundation Laid, Growth Ahead 24% Reduction in COGS YoY 1H Decrease / $9.0M 77% Increase in Adj. EBITDA YoY 1H Increase / $2.6M $56M Proceeds Generated Bristol & ASTI Asset Sale – pre – NWC true-up 20% Reduction in Inventory YoY 1H Decrease / $1.7M 1H Results from Continuing Operations 11 Strong Balance Sheet and Driving Transformational Change

2025-2030 Durable Earnings-Growth Growth & Catalysts

Portfolio Optimization – Target EOY Paying $2.1MM / annum in rent, taxes, utilities and insurance for an idled tubular asset in Munhall, PA. Actively seeking partners to purchase, assume lease or sublease. Asset was moved from DISCO in 2024, into remaining operating expenses part of Cont’d Ops in 2025. $2.1MM Annualized EBITDA Impact Tubular Asset Idled in 2023 | Equipment Monetized in 2024 The Headline 13 Monetize Munhall Co n’ t O pe ra tio ns Shut Down In 2023

Stabilized; Focused on Unleashing Growth

Designed entirely around the customer experience

Delivered through technical expertise; scaled with discipline

...Outcomes Over Everything



1H2025 Pipeline Conversion

11%	150%	50	2.7 Months	18%
ANNUALIZED REVENUE GROWTH OVER TTM	ANNUALIZED ADJ. EBITDA GROWTH OVER TTM	PROJECT COUNT	SALES CYCLE	CONVERSION RATE

1H Existing Customer Expansion
(annualized)

REVENUE GROWTH FROM EXISTING CUSTOMERS	EBITDA MARGIN
77%	35%

EBITDA margin based on incremental gains, not total customer margin

1H New Customer Acquisition
(annualized)

REVENUE GROWTH FROM NEW CUSTOMERS	EBITDA MARGIN
23%	27%

QoQ Selling Project Pipeline Growth (M USD)



Q12025
Q22025
45.6%
Increase

Simple and Clear EBITDA Drivers



Management Turnaround

- Structural cost savings with emphasis on strategic sourcing
- Aggressive management of controllable spend
- Discipline execution of overall equipment effectiveness (OEE)
- Optimization of work processes & tools

Organic Growth / Operating Leverage

- Enhanced commercial strategy to grow share of higher-margin products
- Increase plant utilization
- Improve fixed cost absorption

Inorganic Growth

- Searching for good businesses to make great
- Leverage market and operational experience to unlock growth
- Targeting $5-150M revenue and $0-$25M EBITDA


Completed & Achieved in 2024
4%
4%
9%
5%
22%
Corp. Overhead, Inclusive of Public Company Costs ~7%
2023 ADJ. EBITDA %
2024 Mgmt. Turnaround
Organic Growth / Operating Leverage
Inorganic Growth
2030 ADJ. EBITDA %

* Adj. EBITDA represents the standalone Chemical segment excluding Corporate Overhead

15

Ascent
Chemicals

And *strong liquidity* to support *investor-friendly capital allocation* priorities

Every internal investment and acquisition is about accelerating progress, creating synergies that make sense, and delivering real, sustainable value. It's not only about size, it's about **outcomes that matter**, both strategically and operationally.

Our goal is simple: to align every move with our mission and ensure it drives ***maximum impact for our shareholders.***

$0 + **~$60M** + **~$30M** = **~$90M**

DEBT + CASH + DEBT CAPACITY = CAPACITY TO INVEST

Repurchased & Retired Nearly 6% of Outstanding Shares in Q22025

M&A Investment Focus

Financial Profile:	$5-150MM Revenue | $0-$25MM EBITDA
Investment Type:	Private or Publicly Held
Asset Types:	Specialty Chemicals Manufacturing, Distribution, Product Lines & Brands and Co-Packagers
Target:	Up to ~8X pre-synergy; up to ~6X post synergies

Synergistic Platform

- Asset agility (reaction, formulation, blending & packaging) to insource product lines
- Disciplined cross-selling
- Proven ability to standardize, simplify and optimize all aspects of business operations
- Built-in M&A scalability engine

Portfolio Optimized Strategic clarity. Focus. Efficiency. Stabilized and Growth Ready Predictability. Confidence. Credibility. Reduced risk. Growth Capacity In-Place Optionality. Scale. Margin. Growth. Resilience. Near-Term Upside Undervalued, leverage multiple upside. Strong Balance Sheet Stability. Strategic firepower for earnings-accretive M&A. Under-covered & Under Valued Early discovery can drive outsized investment returns when larger pools of capital follow. Why invest in ……the right people, proven together, trusted by each other, and aligned to win the next phase 17 ?

Ryan Kavalauskas Chief Financial Officer rkavalauskas@ascentco.com 18 Ralf Esper Gateway Group, Inc. ACNT@gateway-grp.com

Appendix 19

Reconciliations of Non- GAAP Adjusted EBITDA FINANCIALS Three Months Ended June 30, Six Months Ended June 30, ($ in thousands) 2025 2024 2025 2024 Consolidated Net loss from continuing operations $ (2,447) $ (1,450) $ (4,453) $ (4,931) Adjustments: Interest expense, net (15) 72 99 199 Income taxes (89) (372) (89) (1,393) Depreciation 893 985 1,870 1,961 Amortization 153 179 306 348 EBITDA (1,505) (586) (2,267) (3,816) Acquisition costs and other 31 52 268 52 Asset impairments 1,622 — 1,622 — Gain on lease modification (544) — (544) — Stock-based compensation 86 44 120 93 Non-cash lease expense (25) 30 (1) 61 Retention expense — — — 3 Restructuring and severance cost — 177 — 177 Adjusted EBITDA $ (335) $ (283) $ (802) $ (3,430) % of sales (1.8) % (1.3) % (2.2) % (8.2) % Three Months Ended June 30, Six Months Ended June 30, ($ in thousands) 2025 2024 2025 2024 Specialty Chemicals Net income (loss) $ 1,499 $ 409 $ 2,237 $ (1,049) Adjustments: Interest expense, net 15 20 32 39 Depreciation 878 964 1,840 1,918 Amortization 153 179 306 348 EBITDA 2,545 1,572 4,415 1,256 Acquisition costs and other — — 92 — Stock-based compensation — — — 7 Non-cash lease expense (5) 19 3 38 Restructuring and severance costs — 109 — 109 Specialty Chemicals Adjusted EBITDA $ 2,540 $ 1,700 $ 4,510 $ 1,410 % of segment sales 13.6% 7.9% 12.4% 3.4 % Consolidated EBITDA and Adjusted EBITDA from continuing operations are as follows: Specialty Chemicals EBITDA and Adjusted EBITDA are as follows: 20